CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Egidio Robertiello, President of Credit Suisse Alternative Capital Long/Short Equity Institutional Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 9, 2008              /s/ Egidio Robertiello
     ----------------------        ---------------------------------------------
                                   Egidio Robertiello, President
                                   (principal executive officer)


I, Sandra  DeGaray,  Chief  Financial  Officer and  Treasurer  of Credit  Suisse
Alternative   Capital   Long/Short   Equity   Institutional   Fund,   LLC   (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    June 9, 2008              /s/ Sandra DeGaray
     ----------------------        ---------------------------------------------
                                   Sandra DeGaray, Chief Financial Officer
                                   and Treasurer
                                   (principal financial officer)